Exhibit 10.9

INTERNATIONAL MONEY EXPRESS, INC.

COWEN AND COMPANY, LLC

DEALER MANAGER AGREEMENT

March 28, 2019

International Money Express, Inc.
9480 South Dixie Highway
Miami, FL 33156

Ladies and Gentlemen:

This Dealer Manager Agreement (this “Agreement”) will confirm the understanding between International Money Express, Inc., a Delaware corporation, with headquarters located at 9480 South Dixie Highway, Miami, FL 33156 (the “Company” or “you”), and Cowen and Company, LLC (“Cowen”) pursuant to which the Company has retained Cowen to act as the exclusive dealer manager and solicitation agent (the “Dealer Manager”) for the Exchange Offer and Consent Solicitation (each as defined below), subject to the terms and conditions set forth herein. Certain capitalized terms used in this Agreement are defined in Section 13 of this Agreement.

The Company plans to make offers (each such offer, as described in the Offering Documents (as defined below), together with the related Consent Solicitation, an “Exchange Offer,” and all such offers and their respective related Consent Solicitations together, the “Exchange Offer”) for any and all of the Company’s outstanding warrants (the “Warrants”) in exchange for consideration consisting of (i) 0.201 shares of common stock of the Company, $0.0001 par value per share (the “Common Stock”), and (ii) $1.12 in cash, for each Warrant tendered, subject to the terms and conditions set forth in the Offering Documents.

Concurrently with making the offers referred to in the foregoing paragraph, the Company plans to solicit consents (the “Consents”) from the holders (the “Holders”) of Warrants (each such solicitation, as described in the Offering Documents, a “Consent Solicitation,” and all such solicitations together, the “Consent Solicitation”) to certain amendments to the terms of the Warrants. Subject to the terms and conditions set forth in the Offering Documents, if Consents are received from the Holders of at least a majority of the outstanding Warrants, the proposed amendments (the “Amendments”) shall be adopted as to the Warrants.

SECTION 1.          Engagement. Subject to the terms and conditions set forth herein:

(a)          The Company hereby retains the Dealer Manager, and subject to the terms and conditions set forth herein, the Dealer Manager agrees to act, as the exclusive dealer manager and solicitation advisor to the Company in connection with the Exchange Offer, until the date on which the Exchange Offer expires or is earlier terminated in accordance with its terms. The Dealer Manager will advise the Company with respect to the timing and the terms and conditions (including the number of shares of Common Stock to be offered in exchange for each Warrant) of the Exchange Offer and will assist the Company in preparing the Offering Documents. The Dealer Manager agrees that it will not (i) furnish any written information other than the Offering Documents to the Holders in connection with the Exchange Offer without the prior consent of the Company, or (ii) make any public oral communications relating to the Exchange Offer that have not been expressly approved in advance by the Company. The Company authorizes the Dealer Manager, in accordance with its customary practices and consistent with industry practices, to communicate generally regarding the Exchange Offer with the Holders and their authorized agents in connection with the Exchange Offer.

(b)          The Company acknowledges that the Dealer Manager has been retained solely to provide the services set forth in this Agreement. The Company also acknowledges and agrees that the Dealer Manager shall act an independent contractor, on an arm’s-length basis, under this Agreement, with duties owed solely to the Company, and that nothing contained herein and nothing in the nature of the Dealer Manager’s services hereunder is intended to create or shall be construed as creating an agency or fiduciary relationship between the Dealer Manager (or any of its affiliates) and the Company (or any of its security holders, affiliates, directors, officers, employees, agents, representatives or creditors) or any other person. The Company further acknowledges that (i) neither the Dealer Manager nor any of its affiliates shall be deemed to act as a partner, joint venturer or agent of, or a member of a syndicate with, the Company or any of its affiliates (except that in any jurisdiction in which the Exchange Offer is required to be made by a registered licensed broker or dealer, it shall be deemed made by the Dealer Manager on behalf of the Company), and neither the Company nor any of its affiliates shall be deemed to act as the agent of Cowen or any of its affiliates and (ii) no securities broker, dealer, bank, trust company or nominee shall be deemed to act as the agent of Cowen or any of its affiliates or as the agent of the Company or any of its affiliates, and neither Cowen nor any of its affiliates shall be deemed to act as the agent of any securities broker, dealer, bank, trust company or nominee. In connection with the transactions contemplated hereby and the process leading to such transactions, Cowen is and has been acting solely as a principal and not the agent or fiduciary of the Company or its security holders, affiliates, directors, officers, employees, agents, representatives or creditors or any other person. Neither Cowen nor any of its affiliates shall have any liability in tort, contract or otherwise to the Company or to any of the Company’s affiliates for any act or omission on the part of any securities broker, dealer, bank, trust company or nominee, or any other person, except to the extent that such liability is finally judicially determined by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of Cowen or its affiliates. Accordingly, the Company expressly disclaims any agency or fiduciary relationship with Cowen or any of its affiliates hereunder.

(c)          The Company understands that Cowen and its affiliates are not providing (nor is the Company relying on Cowen or its affiliates for) tax, regulatory, legal or accounting advice. The rights and obligations that the Company may have to Cowen or any of its affiliates under any credit or other agreement are separate from the Company’s rights and obligations under this Agreement and will not be affected in any way by this Agreement. Cowen may, to the extent it deems appropriate, retain the services of any of its affiliates to assist Cowen in providing its services hereunder and share with any such affiliates any information made available by or on behalf of the Company.

(d)          The Company acknowledges that Cowen and its affiliates are engaged in a broad range of securities activities and financial services. In the ordinary course of Cowen’s and its affiliates’ businesses, Cowen or its affiliates may at any time (i) hold long or short positions, and may trade or otherwise effect transactions, for such person’s own account or the accounts of its customers, in debt or equity securities of the Company or its affiliates or any other entity that may be involved in the transactions contemplated in the Offering Documents, and (ii) be providing or arranging financing or other financial services to entities that may be involved in a competing transaction. Each of Cowen and its affiliates, in its sole discretion, may continue to own or dispose of, in any manner it may elect, any Warrants that it may hold or beneficially own as of the date hereof or hereafter, in each such case subject to applicable laws. None of Cowen and its affiliates has any obligation to the Company, pursuant to this Agreement or otherwise, to tender or refrain from tendering Warrants held or beneficially owned by it or to deliver or refrain from delivering Consents, in the Exchange Offer.

(e)          The Dealer Manager agrees, in accordance with its customary practices and consistent with industry practices and in accordance with the terms of the Exchange Offer, to perform those services in connection with the Exchange Offer as are customarily performed by dealer managers in connection with similar transactions of a like nature, including using reasonable efforts to solicit exchanges of Warrants pursuant to the Exchange Offer, communicating generally regarding the Exchange Offer with securities brokers, dealers, banks, trust companies, nominees and other Holders, and participating in meetings with, furnishing information to, and assisting the Company in negotiating with Holders.

(f)          The Company shall have the sole authority with respect to the acceptance or rejection of any or all Warrants and Consents in accordance with the Exchange Offer.

SECTION 2.          Compensation and Expenses.

(a)          The Company shall pay to Cowen, as compensation for its services as Dealer Manager, an aggregate fee equal to $0.02 for each Warrant tendered pursuant to the Exchange Offer. Such fee shall be payable concurrently with the exchange of Common Stock for Warrants under the Exchange Offer.

(b)          Whether or not any Warrants are tendered pursuant to the Exchange Offer, the Company shall pay all expenses of the preparation, printing, mailing and publishing of the Offering Documents, all fees payable to securities brokers or dealers (including Cowen), banks, trust companies and nominees as reimbursement of their customary mailing and handling expenses incurred in forwarding the Offering Documents to their customers, all fees and expenses of the Information Agent (as defined below) and the Exchange Agent (as defined below), all fees and expenses of the Company’s legal counsel and accountants, all advertising charges, any applicable transfer taxes payable in connection with the Exchange Offer and all other expenses incurred in connection with the Exchange Offer. Subject to the receipt of reasonable documentation in connection therewith, the Company shall reimburse Cowen for all reasonable out-of-pocket expenses incurred by it in connection with its services under this Agreement, including the reasonable fees and expenses of Cowen’s legal counsel (it being agreed that all reimbursable expenses incurred by Cowen, including the reasonable fees and expenses of its legal counsel, (i) shall be payable concurrently with payment for the Warrants under the Exchange Offer or the expiration or other termination of the Exchange Offer, and (ii) shall not exceed $100,000.00 in the aggregate).

SECTION 3.          Termination. Subject to Section 8 hereof, this Agreement may be terminated by the Company or the Dealer Manager upon 5 days’ prior written notice.

SECTION 4.          Representations and Warranties by the Company. The Company represents and warrants to the Dealer Manager, as of the date hereof, as of each date that any Offering Documents are published, sent, given or otherwise distributed throughout the continuance of the Exchange Offer and as of the Exchange Date, and agrees with the Dealer Manager, that:

(a)          Form S-4. The Company has prepared and filed with the Commission the Pre-Effective Registration Statement on Form S-4, including a related Preliminary Prospectus, for registration under the Securities Act of the Common Stock to be issued in connection with the Exchange Offer. The Registration Statement will have been declared effective by the Commission prior to the Expiration Date and any request on the part of the Commission or any other federal, state or local or other governmental or regulatory agency, authority, instrumentality or court for the amending or supplementing of the Offering Documents or for additional information has been complied with. As filed, the Prospectus shall contain all information required by the Securities Act and the Exchange Act. The Company meets the conditions for the use of Form S-4 with respect to the Pre-Effective Registration Statement and the Registration Statement in connection with the Exchange Offer as contemplated hereby.

(b)          Registration Statement, Prospectus Contents. (i) The Pre-Effective Registration Statement, as of the Commencement Date; the Registration Statement, as of the Effective Date, the Expiration Date and the Exchange Date; and the Preliminary Prospectus, as of its or their respective dates, the Commencement Date and the Exchange Date, each comply, and will comply, in all material respects with the Securities Act and the Exchange Act (including Rules 13e-4 and 14e under the Exchange Act); (ii) the Prospectus (together with any supplements and amendments thereto), as of its date, the date it is first filed in accordance with Rule 424(b) under the Securities Act, the Expiration Date and the Exchange Date, will comply in all material respects with the Securities Act and the Exchange Act (including Rules 13e-4 and 14e under the Exchange Act); (iii) the Pre-Effective Registration Statement, as of the Commencement Date, and the Registration Statement, as of the Effective Date, the Expiration Date and the Exchange Date, did not contain, and will not contain, any untrue statement of a material fact and did not omit, and will not omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) the Preliminary Prospectus, as of its or their respective dates, did not contain any untrue statement of a material fact and did not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Prospectus (together with any supplements and amendments thereto), as of its date, the date it is first filed in accordance with Rule 424(b) under the Securities Act, the Expiration Date and the Exchange Date, will not contain any untrue statement of a material fact and will not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Dealer Manager Information.

(c)          Documents Incorporated by Reference. The documents incorporated by reference in any of the Offering Documents (the “Incorporated Documents”), when they became effective or are or were filed with the Commission, as applicable, conformed in all material respects to the requirements of the Securities Act and the Exchange Act, as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when they become effective or are filed with the Commission, as applicable, will conform in all material respects to the requirements of the Securities Act and the Exchange Act, as applicable, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Dealer Manager Information.

(d)          Schedule TO. (i) On the Commencement Date, the Company shall file with the Commission the Schedule TO pursuant to Rule 13e-4 under the Exchange Act, a copy of which (including the documents required by Item 12 thereof to be filed as exhibits thereto) in the form in which it is to be so filed has been furnished to the Dealer Manager; (ii) any amendments to the Schedule TO shall be furnished to the Dealer Manager prior to such amendment; (iii) the Schedule TO as so filed and as amended from time to time shall comply in all material respects with the provisions of the Exchange Act; and (iv) the Schedule TO as so filed and as amended from time to time will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Dealer Manager Information.

(e)          Rule 165 Material. The Rule 165 Material, when filed with the Commission, complied or will comply in all material respects with the requirements of the Securities Act; and no Rule 165 Material, at the time of first use, when taken together with each Preliminary Prospectus and the Prospectus, as then amended or supplemented, respectively, contained or will contain any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Dealer Manager Information.

(f)          Testing-the-Waters Communications. In connection with the Exchange Offer, neither the Company nor any person authorized to act on its behalf has engaged in Testing-the-Waters Communications or distributed or approved for distribution any Written Testing-the-Waters Communications.

(g)          Required Filings. The Company has filed with the Commission, pursuant to Rule 13e-4(c)(1) under the Exchange Act (or Rule 425 under the Securities Act) or otherwise, all written communications made by the Company or any affiliate of the Company in connection with or relating to the Exchange Offer that are required to be filed with the Commission, in each case on the date of their first use.

(h)          No Stop Orders. No stop order or other order, injunction or denial of an application for approval, preventing or suspending the use of any of the Offering Documents, has been issued or occurred, and no proceedings, litigation or investigations have been initiated or threatened, by or before the Commission or any other agency or any court, with respect to (i) the making or the consummation of the Exchange Offer, (ii) the execution, delivery or performance by the Company of this Agreement or (iii) any of the transactions contemplated in the Offering Documents.

(i)          No Solicitation. The Company has not paid or agreed to pay to any person any compensation for directly or indirectly soliciting tenders or consents by Holders of Warrants pursuant to the Exchange Offer, except as disclosed in the Offering Documents.

(j)          No Stabilization. None of the Company, its affiliates or any person acting on its or their behalf has taken, directly or indirectly, any action designed to cause or result, or which might reasonably be expected to cause or result, in and stabilization or manipulation of the price of any security of the Company in connection with the exchange of Common Stock for Warrants in the Exchange Offer.

(k)          As of the date hereof, the Company is an “emerging growth company” as defined in Section 2(a) of the Securities Act.

(l)          The Company is not and, after giving effect to the consummation of the Exchange Offer will not be, required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(m)          The Company has been duly incorporated and is validly existing as a corporation and in good standing under the laws of the jurisdiction of its incorporation; and the Company’s subsidiaries have been duly incorporated or otherwise formed and are validly existing as a corporation, partnership, limited liability company or other legal entity and in good standing under laws of their respective jurisdictions of incorporation or formation. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Registration Statement.

(n)          The Company has all necessary corporate power and authority to execute and deliver this Agreement, and to perform all its obligations hereunder and to make and consummate the Exchange Offer in accordance with its terms.

(o)          The Company has taken all necessary corporate action to authorize the making and consummation of the Exchange Offer and the execution, delivery and performance by the Company of this Agreement; and this Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Dealer Manager, this Agreement constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except in all cases (i) to the extent such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or (ii) by general equitable principles or (iii) that the enforceability of the indemnification and contribution provisions hereof may be limited under applicable federal or state or other securities laws or the public policy underlying such laws.

(p)          The Company has, or at the time it becomes obligated to exchange Common Stock for Warrants pursuant to the Exchange Offer will have, sufficient authorized shares of Common Stock available, and sufficient authority to use such shares under applicable law, to enable it to exchange such shares for the Warrants tendered in accordance with the terms and conditions set forth in the Offering Documents; and the Common Stock to be issued in exchange for Warrants as contemplated in the Offering Documents has been duly authorized for issuance and sale by the Company, and, when issued and delivered as contemplated therein, will be duly and validly issued, fully paid and nonassessable; neither the filing of the Registration Statement, the conduct of the Exchange Offer nor the issuance of the Common Stock will give rise to any preemptive or similar rights, other than those which have been satisfied or waived.

(q)          The Company has, or at the time it becomes obligated to pay cash for Warrants pursuant to the Exchange Offer will have, sufficient funds available, and sufficient authority under applicable law to use such funds, to enable it to pay cash for the Warrants tendered in accordance with the terms and conditions set forth in the Offering Documents.

(r)          None of the Company or its subsidiaries is in breach or violation of or in default under (i) any of the provisions of the charter or bylaws of the Company or any similar organizational documents of any of its subsidiaries, (ii) any note, indenture, loan agreement, mortgage or other agreement, instrument or undertaking to which the Company or any of its subsidiaries is a party or by which any of them is bound or to which any of their properties or assets is subject or (iii) any law, rule or regulation, or any order of any court or of any other governmental agency or instrumentality having jurisdiction over the Company or any of its subsidiaries or any of its or their respective properties or assets; except, in any case under clauses (ii) or (iii) above, as would not reasonably be expected to have a Material Adverse Effect on the business, properties, management, condition (financial or otherwise), general affairs, shareholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole.

(s)          The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated in the Offering Documents do not and will not violate, conflict with or result (or with the passage of time result) in a breach of, or constitute a default under, (i) the Company’s charter or bylaws or any similar organizational documents of any of its subsidiaries, (ii) any provisions of any note, indenture, loan agreement, mortgage or other agreement, instrument or undertaking to which the Company or any of its subsidiaries is a party or by which any of them is bound or to which any of their properties or assets is subject or (iii) any law, rule or regulation applicable to the Company or any judgment, decree or order of any court or other agency of government applicable to the Company or any of its subsidiaries or any of its or their respective properties or assets; except, in any case under clauses (ii) or (iii) above, as would not reasonably be expected to have a Material Adverse Effect on the Company or materially threaten, impede, or impair the consummation of the transactions contemplated by this Agreement.

(t)          No consent, approval, authorization, license, registration, qualification or order of any court or governmental agency or body is required to be obtained or made by the Company in connection with (i) the making and consummation of the Exchange Offer, (ii) the issuance, exchange and delivery of the Common Stock, and (iii) the due authorization, execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated in the Offering Documents; except, in each case, such as (x) have been obtained or made and are in full force and effect, or such as may be required under state securities or “blue sky” laws or regulations, or (y) , as would not reasonably be expected to have a Material Adverse Effect on the Company or materially threaten, impede, or impair the consummation of the transactions contemplated by this Agreement.

(u)          In connection with the Exchange Offer, the Company has complied, and will continue to comply, in all material respects with the Securities Act, the Exchange Act, the Sarbanes-Oxley Act of 2002, the applicable regulations of FINRA and any stock exchange and applicable state securities or “blue sky” laws or regulations. The Company has timely filed all reports required pursuant to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act. The Company has not received from the Commission any written comments, questions or requests for modification of disclosure in respect of any reports filed with the Commission pursuant to the Exchange Act, except for comments, questions or requests (i) that have been satisfied by the provision of supplemental information to the staff of the Commission or (ii) in respect of which the Company has agreed with the staff of the Commission to make a prospective change in future reports filed by it with the Commission pursuant to the Exchange Act, of which agreement the Dealer Manager and its counsel have been made aware.

(v)          Since the respective dates of most recent financial statements of the Company contained in the Offering Documents or the Incorporated Documents (each as amended or supplemented) or otherwise subsequently filed publicly with the Commission, there has been no material adverse change in or affecting the business, properties, management, condition (financial or otherwise), general affairs, shareholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole, except as set forth in the Offering Documents (as amended or supplemented).

(w)          The most recent financial statements of the Company publicly filed with the Commission or contained in the Offering Documents or the Incorporated Documents, together with the related schedules and notes, comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act and present fairly, in accordance with generally accepted accounting principles (“GAAP”), the consolidated financial position, results of operations, stockholders’ equity and cash flows of the Company and its subsidiaries on the basis stated therein as of the respective dates or for the respective periods to which they relate; and such statements and related schedules and notes have been prepared in accordance with GAAP consistently applied throughout the periods involved, except as disclosed therein.

(x)          BDO USA, LLP, which has certified certain financial statements of the Company and its subsidiaries filed with the Commission as part of the Registration Statement and included in the Prospectus, is an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board, and as required by the Securities Act.

(y)          Nothing has come to the attention of the Company that has caused the Company to believe that any third party statistical and market-related data included in the Offering Documents is not based on or derived from sources that are reasonably reliable and accurate in all material respects.

(z)          No forward-looking statements (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included in any of the Offering Documents have been made or reaffirmed without a reasonable basis or have been disclosed other than in good faith.

(aa)          The authorized, issued and outstanding share capital of the Company conforms in all material respects to the description thereof contained in the Offering Documents; and all the outstanding shares of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any preemptive or similar rights. Except as disclosed in the Offering Documents,(i) there are no outstanding rights (including preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any shares of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; and (ii) there are no persons with registration rights or similar rights to have any securities registered under the Securities Act by the Company or any of its subsidiaries.

(bb)          The Company and its subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and upon consummation of the Exchange Offer, will not be Insolvent. “Insolvent” means, with respect to any person, (i) the present fair saleable value of such person’s assets is less than the amount required to pay such person’s total indebtedness, (ii) such person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) such person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) such person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

(cc)          There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency, authority or body or any arbitrator, pending or, to the knowledge of the Company after reasonable inquiry, threatened, against or affecting the Company or any subsidiary of the Company or any of their respective properties or assets, other than those disclosed in the Offering Documents, or which, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(dd)          Except as would not reasonably be expected to result in a Material Adverse Effect, (i) the Company and its subsidiaries own or have the right or possess sufficient patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, domain names and other source indicators, copyrights and copyrightable works, know-how, trade secrets, systems, procedures, proprietary or confidential information and similar rights (collectively, “Intellectual Property”) reasonably necessary to conduct their respective businesses as now conducted or as publicly announced to be conducted in the future; (ii) the Company and its subsidiaries’ conduct of their respective businesses does not infringe, misappropriate or otherwise violate any Intellectual Property of any person; (iii) the Company and its subsidiaries have not received any written notice of any claim of infringement relating to Intellectual Property; and (iv) to the knowledge of the Company after reasonable inquiry, the Intellectual Property of the Company and their subsidiaries is not being infringed, misappropriated or otherwise violated by any person.

(ee)          Except as would not reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries possess all licenses, sub-licenses, certificates, permits and other authorizations necessary for the ownership or lease of their respective properties and the conduct of their respective businesses as disclosed in the Offering Documents; and, except as disclosed in the Offering Documents, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, sub-license, certificate, permit or authorization or has any reason to believe that any such license, sub-license, certificate, permit or authorization will not be renewed in the ordinary course.

(ff)          Except as would not reasonably be expected to have a Material Adverse Effect, (i) the Company and its subsidiaries have operated their business in compliance with all applicable privacy, data security and data protection laws and regulations applicable to the receipt, collection, handling, processing, sharing, transfer, usage, disclosure and storage of personally identifiable information, financial and other highly confidential information and data that the Company or its subsidiaries receive, collect, handle, process, share, transfer, use, disclose, or store in the operation of their respective businesses (collectively, “Personal and Device Data”); (ii) the Company and its subsidiaries have and comply with their own, policies and procedures designed to ensure the Company and its subsidiaries comply with such privacy, data security and data protection laws and regulations; and (iii) to the knowledge of the Company after reasonable inquiry, the Company has not experienced any security incident that has resulted in unauthorized third-party acquisition of, or access to, Personal and Device Data.

(gg)          The Company and its subsidiaries maintain a system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that, except as disclosed in the Offering Documents, complies with the requirements of the Exchange Act and that has been designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(hh)          Accounting Controls. Except as disclosed in the Offering Documents, the Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. Except as disclosed in the Offering Documents, the Company and its subsidiaries maintain internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Based on the Company’s most recent evaluation of its internal controls over financial reporting pursuant to Rule 13a-15(c) of the Exchange Act, except as disclosed in the Offering Documents, there are no material weaknesses in the Company’s internal controls. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(ii)          The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, which insurance is in such amounts and insures against such losses and risks as are generally deemed by the Company to be adequate and customary to protect the Company and its subsidiaries and their respective businesses. Neither the Company nor any of its subsidiaries has (i) received written notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(jj)          The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, and the applicable money laundering statutes of all jurisdictions where the Company or any of its subsidiaries conducts business, together with the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, “Anti-Money Laundering Laws”), and no action, suit, proceeding inquiry or investigation by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to Anti-Money Laundering Laws is pending or, to the knowledge of the Company after reasonable inquiry, threatened.

(kk)        Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any directors, officers or employees agent, representative or affiliate of the Company or any other person, in each case acting on behalf of the Company or any of its subsidiaries, is an individual or entity that is, or is owned or controlled by an individual or entity that is, the subject or target of any sanctions imposed, administered or enforced by the United States government (including the Department of the Treasury’s Office of Foreign Assets Control or the Department of State), the United Nations Security Council, the European Union, Her Majesty’s Treasury or any other relevant sanctions authority, including, among other sanctions, the designation of individuals as “specially designated nationals” or “blocked persons” (collectively, “Sanctions”); nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including Cuba, Iran, North Korea, Sudan, Syria and the Crimea region (each, a “Sanctioned Country”); nor shall the Company directly or indirectly use any proceeds of the Exchange Offer, or lend, contribute or otherwise make available any such proceeds to any other person, to fund or facilitate any activities or business of or with any person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions, or in any other manner that will result in a violation of Sanctions by any person (including any person participating in the Exchange Offer as advisor, investor or otherwise); and none of the Company and its subsidiaries has or is knowingly engaged, and none will engage, in any dealings or transactions with any individual or entity that at the time of the dealing or transaction was or is the subject or target of Sanctions, or in any dealings or transactions in or with any Sanctioned Country.

(ll)          No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders (or analogous interest holders), customers or suppliers of the Company or any of its affiliates on the other hand, which is required to be described in Offering Documents under applicable rules and regulations of the Commission and is not so described therein.

(mm)          The Company is not a party to any contract, agreement or understanding with any person (other than with the Dealer Manager in this Agreement) that would give rise to a valid claim against the Company or the Dealer Manager for a brokerage commission, finder’s fee or similar payment in connection with any transaction contemplated in the Offering Documents.

The representations and warranties set forth in this Section shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Indemnified Person (as defined in Annex A attached hereto).

SECTION 5.          Further Agreements.

(a)          The Company shall arrange for firms of recognized market standing, reasonably acceptable to the Deal Manager, to act as information agent (the “Information Agent”) and as depositary and exchange agent (the “Exchange Agent”) in connection with the Exchange Offer. Such firms shall be available at least daily to communicate with the Dealer Manager with respect to matters relating to the Exchange Offer and to provide information reasonably requested by the Dealer Manager. The Company hereby authorizes the Dealer Manager, the Information Agent and the Exchange Agent to so communicate, and authorizes the Information Agent and the Exchange Agent to so provide information.

(b)          The Company shall furnish the Dealer Manager, or cause the Warrant registrars or agents to furnish the Dealer Manager, as soon as practicable, with cards or lists or copies thereof showing the names of persons who were the Holders of record of Warrants as of the date or dates specified by the Dealer Manager and, to the extent reasonably available to the Company, the beneficial Holders of the Warrants as of such date or dates, together with their addresses and the amounts of Warrants held by them. In addition, the Company shall update such information from time to time during the term of this Agreement as reasonably requested by the Dealer Manager and to the extent such information is reasonably available to the Company within the time constraints specified.

(c)          The Company shall furnish to the Dealer Manager, without charge, during the period beginning on the Commencement Date and continuing to and including the Exchange Date, copies of the Offering Documents and any amendments and supplements thereto in such quantities as the Dealer Manager may reasonably request.

(d)          Prior to the date on which the Exchange Offer expire or are earlier terminated in accordance with their terms, the Company shall not file with the Commission or deliver any Offering Documents, or any amendment or supplement to any Offering Documents (other than an amendment or supplement as a result of filings by the Company under the Exchange Act of documents incorporated by reference therein) unless the Company has furnished the Dealer Manager a copy of such proposed document, amendment or supplement, as applicable, for its review prior to filing or delivery, and shall not file or deliver any such proposed document, amendment or supplement to which the Dealer Manager reasonably objects.

(e)          The Company shall use its reasonable best efforts to cause the Registration Statement to become effective as soon as practicable and as much in advance of the Expiration Date as practicable, and shall cause the Preliminary Prospectus and the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) or in an amendment to the Registration Statement, whichever is applicable, within the time period prescribed. The Company shall promptly advise the Dealer Manager (i) when the Registration Statement, and any amendment thereto, shall have been filed and shall have become effective, and when any document incorporated therein shall have been filed, (ii) when the Preliminary Prospectus and the Prospectus, and any supplement thereto and any document incorporated therein, shall have been filed (if such filing is required) and (iii) of any request by the Commission or its staff for any amendment of the Pre-Effective Registration Statement or the Registration Statement or any supplement to the Preliminary Prospectus or the Prospectus or for any additional information.

(f)          The Company shall promptly advise the Dealer Manager of the occurrence of any event which, in the reasonable judgment of the Company or its counsel, could cause or require the Company to withdraw, rescind or modify the Offering Documents. In the event of the issuance of any stop order or other order, injunction or denial of an application for approval, preventing or suspending the use of any of the Offering Documents, the Company shall use its reasonable best efforts to obtain its withdrawal. If any event occurs as a result of which it shall be necessary to amend or supplement any Offering Documents in order to correct any untrue statement of a material fact or any omission to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, the Company shall (i) promptly upon becoming aware of any such event, advise the Dealer Manager of such event, (ii) as promptly as practicable under the circumstances, prepare such amendments or supplements as may be necessary so that the statements in such Offering Documents, as so amended or supplemented, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, (iii) furnish copies of such amendments or supplements to the Dealer Manager for its review prior to filing or other use and (iv) not file or otherwise use any such proposed amendment or supplement to which the Dealer Manager reasonably objects. Notwithstanding anything to the contrary in this Agreement, including the provisions of Section 5(d), this Section 5(f), Section 5(g) or elsewhere, nothing in this Agreement will prevent the Company from making any amendment to the Offering Documents or any other materials that is, or may be, necessary so that the Offering Documents will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading.

(g)          Except as otherwise required by law or regulation, the Company shall not use or publish any material in connection with the Exchange Offer, or refer to the Dealer Manager in any such material, without the prior approval of the Dealer Manager (which shall not be unreasonably withheld). The Company, upon receiving such approval, will promptly furnish the Dealer Manager with as many copies of such approved material as the Dealer Manager may reasonably request. The Company shall promptly inform the Dealer Manager of any litigation or administrative or similar proceeding (of which it becomes aware) which is initiated or threatened with respect to the Exchange Offer. The Dealer Manager agrees that it will not make any statements in connection with the Exchange Offer other than the statements that are set forth in, or derived from, the Offering Documents, without the prior consent of the Company.

(h)          The Company shall make generally available to its security holders and the Dealer Manager as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

(i)          The Company shall arrange, if necessary, for the qualification of the Common Stock for offer or sale in connection with the Exchange Offer under the laws of such jurisdictions as the Dealer Manager may designate and will maintain such qualifications in effect so long as required for such offer or sale; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction in which it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Common Stock in connection with the Exchange Offer, in any jurisdiction in which it is not now so subject.

(j)          The Company shall cause all Warrants accepted by it in the Exchange Offer to be cancelled.

(k)           The Company shall cooperate with the Dealer Manager to permit the Common Stock to be eligible for clearance and settlement through The Depository Trust Company.

(l)           The Company agrees not to exchange any Warrants during the period beginning on the Commencement Date and ending on the Exchange Date, except pursuant to and in accordance with the Exchange Offer or as otherwise agreed to in writing by the parties hereto and permitted under applicable laws and regulations.

(m)           None of the Company, its affiliates or any person acting on its or their behalf will take, directly or indirectly, any action designed to cause or result, or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in and stabilization or manipulation of the price of any security of the Company to facilitate the exchange of Common Stock for Warrants in the Exchange Offer.

(n)          The Company shall promptly supply the Dealer Manager with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the Exchange Offer.

(o)          At all times through the completion, expiration or other termination of the Exchange Offer, the Company shall not directly or indirectly issue any press release or hold any press conference with respect to the Exchange Offer, without the prior consent of the Deal Manager, unless in the judgment of the Company and its legal counsel, and after notification to the Dealer Manager, such press release or press conference is required by law.

(p)          At all times through the completion, expiration or other termination of the Exchange Offer, the Company shall not, and shall cause its affiliated purchasers (as such term is defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for, purchase or attempt to induce any person to bid for or purchase, any Common Stock for the purpose of creating actual or apparent active trading in, or of raising the price of, the Common Stock, or otherwise in violation of Regulation M under the Exchange Act.

(q)          To use its reasonable best efforts to maintain the listing of the Common Stock on the Nasdaq Capital Market (the “Exchange”).

SECTION 6.          Conditions and Obligations. The obligations of the Dealer Manager hereunder shall at all times be subject, in its discretion, to the conditions that:

(a)          The Registration Statement shall have become effective on or prior to the Expiration Date.

(b)          The Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and none of the Prospectus or any supplement or amendment thereto will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this condition shall not apply to any statements or omissions made in reliance upon and in conformity with the Dealer Manager Information.

(c)          Carlton Fields, P.A. shall have delivered to the Dealer Manager, on each of the Commencement Date and the Exchange Date and dated as of such dates, respectively, a negative assurance or “10b-5” letter, and a legal opinion covering the matters set forth in Annex B hereto, in each case in form and substance reasonably satisfactory to the Dealer Manager.

(d)          BDO USA, LLP shall have delivered to the Dealer Manager, on each of the Commencement Date and the Exchange Date and dated as of such dates, respectively, a “comfort” letter with respect to certain financial data of the Company contained in the Preliminary Prospectus and the Prospectus, in form and substance reasonably satisfactory to the Dealer Manager.

(e)          The Company shall have furnished to the Dealer Manager, on each of the Commencement Date and on the Exchange Date and dated as of such dates, respectively, a certificate of its chief financial officer (“Chief Financial Officer”) with respect to certain financial data contained in the Preliminary Prospectus and the Prospectus, providing “comfort” with respect to such information, in form and substance reasonably satisfactory to the Dealer Manager.

(f)          The Company shall have furnished to the Dealer Manager, on the Exchange Date, satisfactory evidence of the good standing of the Company in Delaware and its good standing as a foreign entity in such other jurisdictions as the Dealer Manager may reasonably request, in each case in writing or in any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(g)          The Company shall have furnished to the Dealer Manager, on the Exchange Date and dated as of such date, a Secretary’s Certificate of the Company relating to the Company’s Certificate of Incorporation, Bylaws, resolutions in respect of the Exchange Offer, the authority of specified individuals to execute documents on behalf of the Company and other matters customarily addressed in such certificates in transactions similar to the Exchange Offer, in form and substance reasonably satisfactory to Dealer Manager.

(h)          Prior to the Exchange Date, the shares of Common Stock to be exchanged for Warrants shall have been approved for listing on the Exchange, subject to notice of issuance.

(i)          All representations and warranties of the Company contained herein or in any certificate delivered hereunder shall be true, correct and not misleading, and the Company shall have performed, in all material respects, all of its obligations hereunder required as of such time to have been performed by it.

(j)          The Company shall have promptly advised the Dealer Manager of (i) the occurrence of any event which could cause the Company to withdraw, rescind or terminate the Exchange Offer or would permit the Company to exercise any right not to exchange Common Stock for Warrants tendered under the Exchange Offer, (ii) the occurrence of any event, or the discovery of any fact, the occurrence or existence of which it believes would make it necessary or advisable to make any change in the Offering Documents being used or would cause any representation or warranty contained in this Agreement to be untrue or inaccurate, (iii) any proposal by the Company or requirement to make, amend or supplement any Offering Document or any filing in connection with the Exchange Offer pursuant to the Exchange Act or any applicable law, rule or regulation, (iv) its awareness of the issuance by any regulatory authority of any comment or order or the taking of any other action relating to the Exchange Offer (and, if in writing, will have furnished the Dealer Manager with a copy thereof) and (v) its awareness of any material developments in connection with the Exchange Offer or the financing thereof, including the commencement of any proceedings, litigation or investigations, by or before the Commission or any other agency or any court, relating to the Exchange Offer.

(k)          The Company shall have furnished to the Dealer Manager, on the Exchange Date and dated as of such date, a certificate of the Chief Executive Officer or President, and of the Chief Financial Officer, of the Company, stating that: (i) all representations and warranties of the Company set forth in Section 4 hereof are, as of such Exchange Date, true, correct and not misleading; (ii) the Company has performed, in all material respects, all of its obligations hereunder required as of such time to have been performed by it; (iii) no stop order or other order, injunction or denial of an application for approval, preventing or suspending the use of any of the Offering Documents, has been issued or occurred, and no proceedings or litigation or, to their knowledge, investigations have been commenced or been threatened, by or before the Commission or any other agency or any court, relating to the Exchange Offer; and (iv) since the date of the most recent financial statements included or incorporated by reference in the Offering Documents, there has been no material adverse change in or affecting the business, properties, management, condition (financial or otherwise), general affairs, shareholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole, except as set forth in the Offering Documents.

(l)           No law, statute, rule, regulation, injunction, stop order or other order or denial of an application for approval shall have been enacted, adopted or issued, and no proceedings, litigation or investigations shall have been initiated or threatened by or before the Commission or any other agency or any court, preventing or suspending the use of any of the Offering Documents, or otherwise relating to (i) the making or the consummation of the Exchange Offer, (ii) the execution, delivery or performance by the Company of this Agreement or (iii) any of the transactions contemplated in the Offering Documents, which the Dealer Manager or its legal counsel in good faith believe makes it inadvisable for the Exchange Offer to continue or for the Dealer Manager to continue to render services pursuant hereto; and it shall not otherwise have become unlawful under any law, statute, rule, regulation, injunction or order for the Dealer Manager so to act, or continue so to act.

(m)         Since the date of the most recent financial statements included or incorporated by reference in the Offering Documents (exclusive of any amendment or supplement thereto): (i) the Company shall not have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Offering Documents; and (ii) there shall not have been any change in the capital stock or long-term debt of the Company, or any change, or any development involving a prospective change, in or affecting the business, properties, general affairs, management, financial position, stockholders’ equity, results of operations or prospects of the Company, otherwise than as set forth in the Offering Documents, the effect of which, in each case described in clause (i) or (ii) of this paragraph, is, in the judgment of the Dealer Manager, so material and adverse as to make it impracticable or inadvisable to proceed with the Exchange Offer on the terms and in the manner contemplated in the Offering Documents.

(n)         There shall not have occurred any of the following: (i) trading in any of the Company’s securities shall have been suspended or materially limited by the Commission or the Exchange, or trading in securities generally on the New York Stock Exchange, NYSE American, Nasdaq Global Select Market, Nasdaq Global Market, or the Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited, or minimum or maximum prices or a maximum range for prices shall have been established on any such exchange or in such market by the Commission, by such exchange or market or by any other regulatory body or governmental authority having jurisdiction; (ii) a banking moratorium shall have been declared by Federal or state authorities or a material disruption shall have occurred in commercial banking or securities settlement or clearance services in the United States; (iii) the United States shall have become engaged in hostilities, or the subject of an act of terrorism, or there shall have been an outbreak of or escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States; or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in each such case in the judgment of the Dealer Manager, impracticable or inadvisable to proceed with the Exchange Offer on the terms and in the manner contemplated in the Offering Documents.

(o)          The Company shall have provided all other documents and other information relating to the Exchange Offer, the Offering Documents or this Agreement which the Dealer Manager may from time to time reasonably request.

SECTION 7.          Indemnification. In consideration of the engagement hereunder, the Company shall indemnify and hold the Dealer Manager harmless to the extent set forth in Annex A hereto, which provisions are incorporated by reference herein and constitute a part hereof. Annex A hereto is an integral part of this Agreement and shall survive any termination, expiration or cancellation of this Agreement.

SECTION 8.          Survival. The agreements contained in Sections 2, 5, 7, 8, 9, 10, 12 and 13 hereof and Annex A hereto and the representations and warranties of the Company set forth in Section 4 hereof shall survive any termination, expiration or cancellation of this Agreement, any completion of the engagement provided by this Agreement and any investigation made on behalf of the Company, the Dealer Manager or any Indemnified Person and shall survive the expiration or other termination of the Exchange Offer.

SECTION 9.          Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be performed wholly within the State of New York. The parties hereto consent to the exclusive jurisdiction of the courts of the State of New York and the federal courts located in the Borough of Manhattan, City of New York in any action or proceeding related to this Agreement (except that a judgment obtained in such courts may be enforced in any jurisdiction). Each of the parties hereto hereby waives any right to trial by jury in any suit or proceeding arising out of or relating to this Agreement.

SECTION 10.          Notices. Except as otherwise expressly provided in this Agreement, whenever notice is required by the provisions of this Agreement to be given, such notice shall be in writing addressed as follows and effective when received:

If to the Company:

International Money Express, Inc.
9480 South Dixie Highway
Alpharetta, GA 30004
Attention: Robert Lisy, Chief Executive Officer
Email: rlisy@intermexusa.com

With a copy to:
Carlton Fields, P.A.
4221 W. Boy Scout Boulevard, Suite 1000
Tampa, FL 33607-5780
Attention: Richard A. Denmon, Esq.
Email: rdenmon@carltonfields.com

If to the Dealer Manager:

Cowen and Company, LLC
599 Lexington Avenue
New York, NY 10022
Fax: (646) 562-1124
Attention: Bradley Friedman
Email: bradley.friedman@cowen.com

With a copy to:

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas
New York, NY 10105
Attention: Richard Baumann, Esq.
Email: rbaumann@egsllp.com

SECTION 11.          Advertisements. The Company agrees that the Dealer Manager shall have the right to place advertisements in financial and other newspapers and journals at its own expense describing its services to the Company hereunder, subject to the Company’s prior approval, which approval shall not be unreasonably withheld or delayed.

SECTION 12.          Miscellaneous.

(a)          This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto, including. This Agreement may not be amended or modified except by a writing executed by each of the parties hereto. Section headings herein are for convenience only and are not a part of this Agreement.

(b)          This Agreement is solely for the benefit of the Company and the Dealer Manager, and the Indemnified Persons to the extent set forth in Annex A hereto, and their respective successors, heirs and assigns, and no other person shall acquire or have any rights under or by virtue of this Agreement.

(c)          The Dealer Manager may share any information or matters relating to the Company, the Exchange Offer and the transactions contemplated in the Offering Documents with its affiliates and such affiliates may likewise share information relating to the Company with the Dealer Manager.

(d)          If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The Company and the Dealer Manager shall endeavor in good faith negotiations to replace the invalid, void or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, void or unenforceable provisions.

(e)          This Agreement may be executed by transmitting a facsimile or other electronic signatures signed by such party (via PDF, TIFF, JPEG or the like) and in one or more counterparts, each of which will be deemed an original, but all of which, taken together, will constitute one and the same instrument.

SECTION 13.          Definitions. The following terms, when used in this Agreement, shall have the meanings indicated.

“Affiliate” shall have the meaning specified in Rule 501(b) of Regulation D under the Securities Act.

“Commencement Date” shall mean the date of commencement (as defined in Rule 13e-4 under the Exchange Act) of the Exchange Offer.

“Commission” shall mean the U.S. Securities and Exchange Commission.

“Dealer Manager Information” shall mean the written information furnished to the Company by such Dealer Manager expressly for use in the Offering Documents, which in this case, shall be solely the name and address of such Dealer Manager as provided on the back cover of the Offering Documents.

“Effective Date” shall mean the time the Registration Statement becomes effective under the Securities Act.

“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

“Exchange Date” shall mean the date on which the Company issues the Common Stock in exchange for the Warrants pursuant to the Exchange Offer.

“Expiration Date” shall mean 11:59 p.m., Eastern Time on April 25, 2019, as may be extended by the Company in its sole discretion.

“FINRA” shall mean the Financial Industry Regulatory Authority, Inc.

“including” shall mean including without limitation.

“Material Adverse Effect” shall mean a material adverse effect on the business, properties, management, condition (financial or otherwise), general affairs, shareholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole

“Offering Documents” shall mean the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus, the Prospectus, the accompanying letter of transmittal and consent filed with the Schedule TO, the Schedule TO, the Rule 165 Material, the notice of guaranteed delivery filed with the Schedule TO, and all other documents filed or to be filed with any federal, state or local government or regulatory agency or authority or delivered or to be delivered to Holders of Warrants in connection with the Exchange Offer, each as prepared or approved by the Company.

“Pre-Effective Registration Statement” shall mean the registration statement filed by the Company with the Commission on March 28, 2019 registering the Exchange Offer under the Securities Act, including exhibits thereto and any documents incorporated therein by reference or deemed part of such registration statement pursuant to Rule 430C under the Securities Act, in the form in which it is initially filed with the Commission and in each form as it may be amended or supplemented from time to time prior to the Effective Date.

“Preliminary Prospectus” shall mean the preliminary prospectus that is used prior to the filing of the Prospectus, in each form it is used, including as it may be amended or supplemented from time to time, including any documents incorporated therein by reference.

“Prospectus” shall mean the final prospectus included in the Registration Statement (including any documents incorporated therein by reference), except that if the final prospectus furnished to the Dealer Manager for use in connection with the Exchange Offer differs from the prospectus set forth in the Registration Statement (whether or not such prospectus is required to be filed pursuant to Rule 424(b) under the Securities Act), the term “Prospectus” shall refer to the final prospectus furnished to the Dealer Manager for such use.

“Registration Statement” shall mean the registration statement filed by the Company with the Commission registering the Exchange Offer under the Securities Act, including exhibits thereto and any documents incorporated therein by reference or deemed part of such registration statement pursuant to Rule 430C under the Securities Act, in the form in which it becomes effective and, in the event of any amendment or supplement thereto or the filing of any abbreviated registration statement pursuant to Rule 462(b) under the Securities Act relating thereto after the Effective Date, in each form as it may be amended or supplemented, and each such abbreviated registration statement.

“Rule 165 Material” shall mean any written communication made in connection with or relating to the Exchange Offer in reliance on Rule 165 of the Securities Act, and filed by the Company with the Commission pursuant to Rule 425 under the Securities Act.

“Schedule TO” shall mean the tender offer statement filed with the Commission on Schedule TO, including any documents incorporated therein by reference, with respect to the Exchange Offer, including any amendments thereto.

“Securities Act” shall mean the U.S. Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

 “Testing-the-Waters Communications” shall mean any communication made in reliance on Section 5(d) of the Securities Act, and “Written Testing-the-Waters Communications” shall mean any such communication that is written, within the meaning of Rule 405 under the Securities Act.

[Signature page follows]

If the foregoing correctly sets forth our understanding, please indicate your acceptance of the terms hereof by signing in the appropriate space below and returning to the Dealer Manager the enclosed duplicate originals hereof, whereupon this letter shall become a binding agreement between you and Cowen.

Very truly yours,

COWEN AND COMPANY, LLC

By:
Name:
Title:

Accepted and agreed to as
of the date first written above:

INTERNATIONAL MONEY EXPRESS, INC.

By:
Name:
Title:

Signature page to Intermex, Cowen Dealer Manager Agreement

ANNEX A

To the Dealer Manager Agreement,
dated March 28, 2019 (the “Agreement”), between
Cowen and Company, LLC and
International Money Express, Inc.

The Company shall indemnify and hold harmless the Dealer Manager, its affiliates and their respective officers, directors, employees, agents and controlling persons (each, an “Indemnified Person”) from and against any and all losses, claims, damages, liabilities and expenses, joint or several, to which any such Indemnified Person may become subject, arising out of or based upon (a) any untrue statement or alleged untrue statement of a material fact contained in the Offering Documents or in any amendment or supplement to any of the foregoing, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, in the case of this clause (a), with respect solely to information relating to the Dealer Manager Information, (b) any breach by the Company of any representation or warranty or failure to comply with any of the agreements set forth in the Agreement or (c) the transactions contemplated by the Agreement or the performance by the Dealer Manager thereunder, or any action, claim, litigation, investigation (including any governmental or regulatory investigation) or proceeding relating to the foregoing (each and collectively, “Proceedings”), except, in the case of this clause (c), to the extent such losses, claims, damages, liabilities or expenses are finally judicially determined to have resulted from the gross negligence or willful misconduct of such Indemnified Person, regardless of whether any of such Indemnified Persons is a party thereto, and to reimburse such Indemnified Persons for any reasonable legal or other out-of-pocket expenses as they are incurred in connection with investigating or defending any of the foregoing.

The Dealer Manager agrees to indemnify and hold harmless the Company, and each of its officers, directors, employees, agents and controlling persons to the same extent as the indemnity from the Company to the Dealer Manager, but only with reference to the Dealer Manager Information. This indemnity agreement will be in addition to any liability that the Dealer Manager may otherwise have.

In case any Proceedings shall be brought or asserted against any Indemnified Person with respect to which indemnity may be sought from the Company hereunder, such Indemnified Person shall promptly notify the Company in writing; provided that (a) the failure to give such notice shall not relieve the Company of its obligations pursuant to this Annex A unless and only to the extent it is finally judicially determined that such failure to give notice results in the loss or compromise of any material rights or defenses of the Company, and (b) such failure to notify the Company shall not relieve the Company from any liability which it may have to such Indemnified Person otherwise than on account of this Annex A. Upon receiving such notice, the Company shall be entitled to participate in any such Proceedings and to assume at its sole expense the defense thereof, with counsel satisfactory to such Indemnified Person (who shall not, except with the consent of the Indemnified Person, be counsel to the Company or an affiliate thereof) and after written notice from the Company to such Indemnified Person of its election so to assume the defense thereof within 15 business days after receipt of the notice from the Indemnified Person of such Proceedings, the Company shall not be liable to such Indemnified Person hereunder for legal expenses of other counsel subsequently incurred by such Indemnified Person in connection with the defense thereof (other than reasonable costs of investigation) unless (i) the Company shall not have employed counsel satisfactory to such Indemnified Person to represent such Indemnified Person within a reasonable time after notice of commencement of the Proceedings, or (ii) the Company agrees in writing to pay such fees and expenses, or (iii) the Company fails to assume such defense within the 15 business days specified above, (iv) representation of the Indemnified Person by counsel chosen by the Company would present such counsel with an actual or potential conflict of interest or (v) the named parties to any such Proceedings (including any impleaded parties) include both such Indemnified Person and the Company or its affiliates and such Indemnified Person shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the Company or its affiliates (in which case, if such Indemnified Person notifies the Company in writing, the Company shall not have the right to assume the defense thereof); it being understood, however, that the Company shall not, in connection with any such Proceedings or separate but substantially similar or related Proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all Indemnified Persons, which firm shall be designated in writing by Cowen. The Company shall not effect, without the prior written consent of Cowen, any settlement of any pending or threatened Proceedings unless such settlement includes an unconditional release from the party bringing such Proceedings of each Indemnified Person and does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf, of any Indemnified Person. The Company shall not be liable for any settlement of any Proceedings effected by an Indemnified Person without the Company’s written consent, but if settled with such consent, the Company agrees, subject to the provisions of this Annex A, to indemnify the Indemnified Person from and against any loss, damage or liability by reason of such settlement.
A-1

If for any reason the foregoing indemnification is unavailable to any Indemnified Person or insufficient to hold it harmless (other than in accordance with the terms of this Annex A) then the Company shall contribute to the amount paid or payable by such Indemnified Person as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect (a) the relative benefits received by the Company on the one hand and such Indemnified Person on the other hand, or (b) if the allocation provided by clause (a) above is not available, the relative fault of the Company on the one hand and such Indemnified Person on the other hand, as well as any relevant equitable considerations. It is hereby agreed that the relative benefits to the Company (including its affiliates, officers, directors, employees, agents and controlling persons) on the one hand and the Dealer Manager (including its affiliates, officers, directors employees, agents and controlling persons) on the other hand shall be deemed to be in the same proportion as (i) the maximum possible consideration proposed to be offered by the Company in connection with the Exchange Offer bears to (ii) the fee actually paid to the Dealer Manager pursuant to the Agreement. The relative fault of the Company on the one hand and the Indemnified Person on the other hand relating to an untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by, or relating to, the Company or its affiliates or the Indemnified Person and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The indemnity, reimbursement and contribution obligations of the Company under this Annex A shall be in addition to any liability which the Company may otherwise have to an Indemnified Person, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company and any such Indemnified Person. Notwithstanding the foregoing, in no event shall any Dealer Manager be liable under the foregoing indemnity, reimbursement and contribution provisions in an amount in excess of the fees actually received by such Dealer Manager pursuant to the Agreement.

Capitalized terms used but not defined in this Annex A have the meanings assigned to such terms in the Agreement.
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ANNEX B

To the Dealer Manager Agreement,
dated March 28, 2019 (the “Agreement”), between
Cowen and Company, LLC and
International Money Express, Inc.
Opinions of Company Counsel

1.          The Company is a corporation duly formed, validly existing in good standing under the Delaware General Corporation Law (the “DGCL”) and each of its subsidiaries is duly formed, validly existing and in good standing under the laws of the jurisdiction of its organization.

2.          Each of the Company and its subsidiaries has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, Preliminary Prospectus and Prospectus.

3.          The Common Stock of the Company and the Warrants conform in all material respects to the respective descriptions thereof contained in the Registration Statement, Preliminary Prospectus and Prospectus. The form of certificate used to evidence the shares of Common Stock to be issued pursuant to the Exchange Offer (“Shares”) complies in all material respects with all applicable statutory and contractual requirements, and with any applicable requirements of the Certificate of Incorporation and Bylaws of the Company.

4.          The Company has the corporate power to issue the Shares as contemplated in the Registration Statement, Preliminary Prospectus and Prospectus, execute and deliver the Dealer Manager Agreement and perform its obligations thereunder, and the issuance of the Shares as contemplated in the Registration Statement, Preliminary Prospectus and Prospectus, the execution and delivery by the Company of the Dealer Manager Agreement and the performance by the Company of its obligations thereunder have been duly authorized by all requisite corporate action.

5.          The Dealer Manager Agreement has been duly executed and delivered by the Company and, when duly executed and delivered by the other parties thereto, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (b) general equitable principles, and (c) insofar as the terms thereof provide for indemnification for violations of federal or state securities laws or for contribution in respect of actions or liabilities arising out of such violations.

6.          The Shares to be issued upon exchange of the Warrants have been duly authorized and, when issued and delivered in exchange for the Warrants in accordance with the terms of the Exchange Offer as contemplated in the Registration Statement, Preliminary Prospectus and Prospectus, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights under the DGCL or the Certificate of Incorporation or Bylaws of the Company.

7.          None of the issuance of the Shares by the Company in exchange for the Warrants pursuant to the Exchange Offer, the execution and delivery by the Company of the Dealer Manager Agreement nor the performance by the Company of its obligations under the Dealer Manager Agreement will (i) contravene any provision of the Certificate of Incorporation or Bylaws of the Company, (ii) breach or result in a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any agreement described in or filed as an exhibit to the Registration Statement, or (iii) contravene any statute, rule or regulation of the State of New York or the United States or of or under the DGCL that are, in our experience, typically applicable to transactions of the nature contemplated by the Dealer Manager Agreement; provided, however, that with respect to clause (ii), we express no opinion with respect to any breach or default under any agreement (x) involving financial covenants or similar provisions requiring financial calculations to ascertain compliance, (y) relating to standards of materiality or other similar standards, compliance with which is not objectively ascertainable on the face of the agreement in question, or (z) involving any statement or writing that may constitute parol evidence bearing on interpretation or construction; and provided, further, that with respect to clause (iii), we express no opinion with respect to the provisions of the Dealer Manager Agreement insofar as they provide for indemnification for violations of federal or state securities laws or for contribution in respect of actions or liabilities arising out of such violations.

8.          No consent, approval, authorization or order of, or registration, qualification or filing with, any governmental body or agency is required for the issuance of the Shares by the Company in exchange for the Warrants pursuant to the Exchange Offer and the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Dealer Manager Agreement, except (a) such as have been already obtained and are in full force and effect under the Securities Act, the Securities Exchange Act of 1934, as amended, or the rules or regulations promulgated thereunder, and (b) such as may be required under the bylaws, rules or regulations of the Financial Industry Regulatory Authority, Inc. or the Nasdaq Stock Market, LLC.

9.          To our knowledge, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body or any arbitrator, pending or threatened, against or affecting the Company or any subsidiary of the Company or any of their respective properties or assets, that is of a character required to be disclosed in the Registration Statement, Preliminary Prospectus or Prospectus but is not so disclosed.

10.        No Person has the right, pursuant to the terms of any contract, agreement or other instrument described in or filed as an exhibit to the Registration Statement, except as described in the Registration Statement, Preliminary Prospectus and Prospectus, including documents incorporated by reference thereto, to cause the Company to register under the Securities Act any shares of Common Stock or shares of any other capital stock or any other equity interests of the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement, the issuance of the Shares to be issued upon exchange of the Warrants or otherwise.

14.        The Company is not, and immediately after giving effect to the consummation of the Exchange Offer will not be, registered or required to be registered as an investment company under to the Investment Company Act of 1940, as amended.

15.        The Registration Statement has become effective under the Securities Act, and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued by the Commission and no proceedings therefor have been initiated or threatened by the Commission.

16.        Each of the Registration Statement, as of its effective date and the date hereof, the Preliminary Prospectus, as of its date and the date hereof, and the Prospectus, as of its date and the date hereof, appears on its face to be appropriately responsive in all material respects to the requirements of Form S-4 and Schedule TO, and the rules and regulations of the Commission relating to such form and schedule, respectively.

17.          The statements included in the Preliminary Prospectus and the Prospectus under the headings “Description of Securities”, “Certain Relationships and Related Person Transactions”, and “Security Ownership of Certain Beneficial Owners and Management”, in each case, insofar as such statements purport to summarize the legal matters, documents or proceedings referred to therein, fairly summarize in all material aspects such legal matters, documents and proceedings.